UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):   May 17, 2007

Global Aircraft Solutions, Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-28575	84-1108499
(State of Incorporation)	(Commission File Number)	(IRS Employer
Identification No.)

P.O. Box 23009 Tucson, AZ 85734
(Address of principal executive offices)

(520) 294-3481
(Registrant's telephone number, including area code)

N/A
(Former Name or Former Address if Changed Since Last Report

          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_|	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_|	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

|_|	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c).

ITEM 5.02.    Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Effective May 14, 2007, Govindarajan Sankar resigned from his position as Chief Financial Officer of Global Aircraft Solutions, Inc. (the “Company”). Mr. Sankar resigned from his position for personal reasons specifically related to the fact that his family was unable to relocate from North Carolina to Arizona because of work and school related obligations of family members. Management and the Directors of the Company have expressed their appreciation to Mr. Sankar for his service to the Company and it’s shareholders.

ITEM 9.01.    Financial Statements and Exhibits

(a)   None
(b)   None
(c)   None

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   May 17, 2007

Global Aircraft Solutions, Inc. (Registrant) By: /s/ John Sawyer Name: John Sawyer Title: President